UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2011

SONORA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-54268	27-1269503
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Cerro del Padre # 11

Rinconada de los Pirules,

Guadalupe, Zacatecas

          Mexico, 98619

(Address of principal executive office)

1-877-513-7873

(Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01         Changes in Registrant’s Certifying Accountant.

Dismissal of MNP LLP

On October 24, 2011, Sonora Resources Corp. (the “Company”) dismissed MNP LLP (“MNP”) as its independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors.

MNP was appointed June 21, 2011 and did not report on the Company’s financial statements.

There were no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of such disagreements in its reports on the Company’s financial statements. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than  management identified a material weakness during its assessment of internal controls over financial reporting as of August 31, 2011. The Company does not have an audit committee. An audit committee would improve oversight in the establishment and monitoring of required internal controls and procedures.

The Company has provided MNP with a copy of the foregoing disclosures and requested that MNP furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of PMB Helin Donovan LLP

On October 25, 2011, the Company, upon the Board of Director’s approval, engaged the services of PMB Helin Donovan LLP (“PMB”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements as of November 30, 2011 and for the year then ended. PMB will also perform a review of the unaudited consolidated quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, which review will include financial quarters beginning with the quarter ending February 28, 2012.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged PMB as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult PMB with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter of MNP LLP dated October 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonora Resources Corp.

Dated: October 25, 2011	By:	/s/ Mark E. Scott
Mark E. Scott Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter of MNP LLP dated October 24, 2011.